EXHIBIT 10.1

                      AMENDMENT TO SHARE PURCHASE AGREEMENT
                              DATED MARCH 31, 2015

                          BY AND AMONG T-REX OIL, INC.
                                       AND
                        WESTERN INTERIOR OIL & GAS CORP.
                                       AND
                                ITS SHAREHOLDERS


         For and in consideration of mutual benefits, detriments, and promises, and the covenants herein, the parties agree to amend the Share Exchange Agreement, as follows:

         Section2.01(b) is hereby deleted and substituted therefore is the following:

         T-Rex shall purchase 17 percent of the Western Interior Oil & Gas Corp. common shares as described as follows for $1,001,333.75 within 6 months hereafter:

                  McCutcheon Revocable Living Trust...........28,737
                  Leo A. Giangiacomo...........................2,337
                  Kathleen Giangiacomo...........................559
                  Ocana Investments LLC........................1,452

         Section  2.03  is  amended  to  delete   "9,000,000"   and   substitute
"7,470,000."

         Section 4.02 is hereby amended to replace the first sentence with the following:

         "The authorized capital stock of TRO consists of 275,000,000 shares of TRO Common Stock and 50,000,000 shares of Preferred Stock of which 7,809,857 common shares are outstanding on the date hereof (excluding shares reserved for options pursuant to Board Minutes.)."

         Schedule 1.01 is amended to be Schedule 2.01 and is amended to delete "9,000,000" and substitute "7,470,000."

         Schedule 6.01(b)(6) shall be amended to read "March 28, 2015" instead of "April 30, 2015."

         Section 7.09 is amended as follows:

         "$300,000 payable to stockholders" is amended to read "$1,001,333.75 shareholder repurchase obligation." The last sentence of Section 7.09 is deleted hereby.

         Section 8.02(g)(3) is redesignated as (h)(3) and in (h)(3) "7%" is amended to "17%."

         Section 8.03(e)(1) is amended as follows:

         "1.01(a)" is amended to read "2.01(a)."

         Section 8.03(e)(2) is amended as follows:

         "," shall be changed to "2."



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         This amendment shall be deemed effective at March 28, 2015, the date of the original Share Exchange Agreement.

         All other terms and shall remain unmodified.

Dated: April 9, 2015

T-Rex Oil, Inc.                             Western Interior Oil & Gas Corp.



By: __/s/__________________________         By: ___/s/_________________________